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                                                                    EXHIBIT 23.9

                 CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2000, with respect to the financial statements of KNS Holdings Limited included in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-30178) and related Prospectus of FutureLink Corporation dated May 3, 2000.

                                          /s/ ERNST & YOUNG

Reading, England
May 1, 2000